                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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/ /  Preliminary Proxy Statement    / /  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIOMAGNETIC TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                                     [LOGO]

                         BIOMAGNETIC TECHNOLOGIES, INC.

                         9727 Pacific Heights Boulevard
                           San Diego, California 92121

                                January 28, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Biomagnetic Technologies, Inc., which will be held at the offices of the Company at 9727 Pacific Heights Blvd., San Diego, California on Friday, March 3, 2000 at 10:00 a.m.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

         In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                   Sincerely,

                                   D. Scott Buchanan
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER



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                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

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                         BIOMAGNETIC TECHNOLOGIES, INC.
                         9727 PACIFIC HEIGHTS BOULEVARD
                           SAN DIEGO, CALIFORNIA 92121

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 28, 2000

                                   ----------


          The Annual Meeting of Shareholders of Biomagnetic Technologies, Inc. (the "Company" or "BTI") will be held at the offices of the Company at 9727 Pacific Heights Boulevard, San Diego, California on Friday, March 3, 2000 at 10:00 a.m., Pacific Standard Time, for the following purposes:

          1. To elect a Board of Directors for the following year. Management has nominated the following persons for election at the meeting:
               D. Scott Buchanan, Martin P. Egli, Enrique Maso, Galleon Graetz, Antti Ahonen and Martin Velasco.

          2. To ratify the selection of Arthur Andersen LLP as independent accountants for the fiscal year ending September 30, 2000.

          3. To approve an amendment to the Company's Articles of Incorporation to change the Company's name from Biomagnetic Technologies, Inc. to 4-D Neuroimaging.

          4. To increase the number of shares of Common Stock in the 1997 Stock Incentive Plan from 6,000,000 to 8,000,000 shares.

          5. To transact any other business which may properly come before the meeting or any adjournments thereof.

          Shareholders of record at the close of business on January 11, 2000 will be entitled to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the reply envelope provided. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                       By Order of the Board of Directors

                                       /s/    Aron P. Stern
                                           ------------------------------
Dated:  January 28, 2000               Aron P. Stern, CORPORATE SECRETARY

                         BIOMAGNETIC TECHNOLOGIES, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 3, 2000

         These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of Biomagnetic Technologies, Inc., a California corporation (the "Company"), for the Annual Meeting of Shareholders to be held at 10:00 a.m. on March 3, 2000 (referred to herein as the "Annual Meeting" or the "Meeting") and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to shareholders of record beginning on approximately January 28, 2000.

         The mailing address of the principal executive office of the Company is 9727 Pacific Heights Boulevard, San Diego, California 92121.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

         Any shareholder executing a proxy has the power to revoke it at any time before it is voted by delivering written notice of such revocation to the Secretary of the Company before the Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who elects to vote his or her shares in person. The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or telegram. The Company has contracted with American Stock Transfer and Trust Co. ("AST") to solicit proxies on the Board of Director's behalf.

         The anticipated cost of the proxy solicitation by AST is $2,500 plus distribution expenses charged by the various brokerage firms which are expected to be $8,000. AST will mail a search notice to banks, brokers, nominees and street-name accounts to develop a listing of shareholders, distribute proxy material to brokers and banks for subsequent distribution to beneficial holders of stock and solicit proxy responses from holders of the Company's Common Stock.

         The record date for determining those shareholders who are entitled to notice of, and to vote at, the Meeting has been fixed as January 11, 2000. As of January 11, 2000, the Company had approximately 83,403,112 outstanding shares of Common Stock (the "Common Stock"). The Company's Bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for transaction of business. Each share of Common Stock is entitled to one vote on matters brought before the Meeting. In voting for directors, each shareholder has the right to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or to distribute his or her votes on the same principle among the nominees to be elected in such manner as he or she may see fit. A shareholder may cumulate his or her votes if his or her candidate or candidates have been placed in nomination prior to the voting and if any shareholder gives notice at the Meeting prior to the voting of that shareholder's intention to cumulate his or her votes. The persons named in the enclosed proxy card may, at their discretion, elect to give notice of their intent to cumulate and vote the shares they represent in such a manner. The shares represented by the proxy will be voted at the Annual Meeting and will be voted by the proxyholder as specified by the person solicited. If no instructions are given on the executed proxy, the proxy will be voted for all nominees and in favor of all proposals described.

         For the election of directors, the nominees receiving the highest number of votes up to the number of directors to be elected are elected if a quorum is present and voting. The affirmative vote of a majority of the outstanding shares of the Company's voting stock is required for the approval of Proposals 2, 3 and 4. Abstentions and broker nonvotes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions will be included in tabulations of the votes cast for purposes of determining whether the proposal has been approved. Broker nonvotes will not be counted for purposes of determining the number of votes cast for a proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        A board of six directors is to be elected at the Meeting to hold office until the next annual meeting or until their successors are elected. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (six). The six nominees receiving the highest number of votes are elected if a quorum is present and voting. Unless individual shareholders specify otherwise, each returned proxy will be voted for the election of the six nominees who are listed herein, or for as many nominees of the Board of Directors as possible, not to exceed six, such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit. Professor Rodolfo Llinas resigned from the board on May 3, 1999 and is not standing for re-election.

         If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The Board of Directors is not aware of any circumstances that would render any nominee unavailable for election. Discretionary authority to cumulate votes is being solicited by the Board of Directors, and it is intended that the proxies received by the proxy holders pursuant to the solicitation will be voted in a manner designed to cause the election of the maximum number of the Board of Directors' nominees. The following schedule sets forth certain information concerning the nominees for election as directors.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

                                        FIRST YEAR
                                          ELECTED
                NAME                     DIRECTOR            PRINCIPAL OCCUPATION           AGE
------------------------------------   ------------   ----------------------------------   -----
D. Scott Buchanan(3)(4).............       1997       President and Chief Executive          41
                                                      Officer of Biomagnetic
                                                      Technologies, Inc.

Martin P. Egli (1)(2)(3)............       1995       Senior Partner, Swisspartners S.P.     47
                                                      Investment Network LTD.

Galleon Graetz......................       1998       Senior Partner of CareNet AG           45

Enrique Maso (1)(2)(3)..............       1995       Chairman of the Board, Private         74
                                                      Investor

Antti Ahonen........................                  Managing Director, Neuromag Oy         51

Martin Velasco......................                  Director, Telefonica SA                45
                                                      Owner, Scaloway Co. Ltd.

-----------------------------------------

(1)   Member of Compensation Committee.
(2)   Member of Audit Committee.
(3)   Member of Administrative Committee of the Purchase Plan.
(4) Dr. Buchanan also serves as a non-voting advisor to the Compensation Committee.

BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

DR. BUCHANAN joined the Company in 1986, served as Vice President, Product Operations from February 1992 through December 1996, and has served as President since December 1996 and Chief Executive Officer since March 1997. Dr. Buchanan has been involved with product and applications development since joining the Company as a staff physicist. Dr. Buchanan received a B.S. in Physics from Lehigh University in Pennsylvania and an M.S. and Ph.D. in Physics from the University of Illinois. Dr. Buchanan was elected to the Board of Directors of Biomagnetic Technologies in 1997.

MR. EGLI has served since 1993 as a partner and principal of Swisspartners S.P. Investment Network LTD. ("Swisspartners"), a company which provides investment management, corporate finance and trust services, and which owns 100% of the capital stock of Dassesta International S.A. ("Dassesta"). From 1988 to 1992 Mr. Egli served as Chief Executive Officer of BiL Holding Ltd., a banking and investment management company owned by the Bank in Liechtenstein Group. Mr. Egli is a director of several privately held companies and was elected to the Board of Directors of Biomagnetic Technologies in 1995.

DR. GRAETZ served as clinical consultant and co-director of the internal medicine division of the Swiss Hospital School of Nursing from 1990 to 1997. Dr. Graetz is currently a senior partner of Care Net AG, a health consulting company and currently involved as part of the management team at Medizinisches Zentrum Romerhof, a unique health care provider located in Zurich. Dr. Graetz was educated in internal medicine and radiology in Switzerland and Israel. Dr. Graetz was elected to the Board of Directors of Biomagnetic Technologies in 1998.

DR. MASO, a private investor, is a former large industrialist in Europe and the former Mayor of Barcelona. He is currently the Chairman of the Board of Electronic Data Systems in Spain, a position he has held since 1983. He received a Masters of Industrial Engineering Management from New York University and a doctorate in Engineering from the Politechnic College of Barcelona. Dr. Maso was elected to the Board of Directors of Biomagnetic Technologies in 1995.

DR. AHONEN joined Neuromag Oy, in Helsinki, Finland in 1989 when the company was first established and has served since that time as Managing Director. He is currently a member of the Board of Directors of Neuromag Oy. During discussions surrounding the Company's acquisition of Neuromag Oy, the Board agreed that his continuing service is essential to the operations of the combined entity and is therefore recommending Dr. Ahonen as a nominee for election to the Company's Board of Directors. Before joining our subsidiary, Neuromag Oy, he has held positions in basic and applied research in the Low Temperature Laboratory of Helsinki University of Technology, Cornell University, Technical Research Center of Finland, and Outokumpu Corporation. He received a M.S. in Engineering and a Doctor of Technology in Technical Physics degree from the Helsinki University of Technology.

MR. VELASCO is a private investor with extensive experience in the electronic communications industry. He is currently a board member of Telefonica SA, a company with publicly traded securities, several start-ups in Europe and the United States and several venture and investment funds in Europe. Mr. Velasco is also the beneficial owner of Scaloway Co. Ltd., a private investment company, which guarantied the $11 million loan from AIG Private Bank Ltd.
used to acquire Neuromag Oy. During discussions surrounding the acquisition of Neuromag Oy, the Board agreed that Mr. Velasco's extensive experience would prove invaluable to the Company and agreed to recommend Mr. Velasco as a Board nominee. In 1999, he founded Infantia, a charity foundation established to aid children in the developing world. The foundation is financed by venture capital and is based in Nyon, Switzerland. Mr. Velasco was previously one of the heads of the McKinsey worldwide telecommunication group. He received an engineering degree in Electronics and a postgraduate degree in Computer Science from the EPFL in Lausanne, Switzerland and a MBA from Insead in France.

BOARD MEETINGS AND COMMITTEES

          The Company's Board of Directors held 7 meetings during the fiscal year ended September 30, 1999. Each Director nominated for reelection attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the board on which he served.

          The Compensation Committee currently consists of Mr. Egli and Dr. Maso. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for executive officers and key employees of the Company. The Compensation Committee had one meeting during the fiscal year ended September 30, 1999.

          The Audit Committee currently consists of Directors Mr. Egli and Dr. Maso. The Audit Committee assists in selecting the independent auditors, in designating services they are to perform and in maintaining effective communication with those auditors. The Audit Committee met one time during the fiscal year ended September 30, 1999.

          The Company has a standing Administrative Committee (the "Administrative Committee") of the Company's 1992 Employee Stock Purchase Plan, (the "Purchase Plan"), which currently consists of Directors D. Scott Buchanan, Mr. Egli and Dr. Maso. The Administrative Committee has full authority to administer the Purchase Plan. There were no meetings of the Administrative Committee during the fiscal year ended September 30, 1999.

          The Company does not have a standing Nominating Committee or any other Committee performing similar functions, and such matters are considered at meetings of the full Board of Directors.

DIRECTORS COMPENSATION

          Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. The Company does not presently pay fees to its Directors for their participation as a member of the Board of Directors.

          Under the Automatic Option Grant Program in effect under the Company's 1997 Stock Incentive Plan (the "1997 Plan"), each individual who first joins the Board as a non-employee Board Member anytime after January 1, 1997 will receive, on the date of such initial election or appointment, an automatic option grant to purchase 10,000 shares of the Company's Common Stock, provided that such person has not previously been in the employ of the Company or any Parent or Subsidiary (as such terms are defined in the 1997
Plan). In addition, on the date of each Annual Shareholders meeting held after January 1, 1997, each individual who is to continue to serve as a non-employee Board Member will automatically be granted an option to purchase 3,500 shares of the Company's Common Stock, provided such individual has served as a non-employee Board Member for at least six months. Each grant under the Automatic Option Grant Program is immediately exercisable and will have an exercise price per share equal to the fair market value per share of the Company's Common Stock on the option grant date, and will have a maximum term of 10 years, subject to earlier termination or repurchase should the optionee cease to serve as a Board Member. The shares subject to each automatic option grant will vest in a series of sixteen (16) successive equal quarterly installments over the optionee's period of continued Board Service, with the first such installment to vest upon the optionee's completion of three months of Board Service. See "Automatic Option Grant Program" under Proposal 4 for additional information

          Mr. Egli and Dr. Maso agreed effective as of January 1, 1997 to waive their rights to receive automatic option grants. Dr. Graetz agreed effective as of March 18, 1998 to waive his right to receive the initial automatic option grant upon his election to the Board of Directors. In March 1999 Dr. Graetz received his automatic 3,500 share option grant at a per share exercise price of $0.21, which was equal to the fair market value on the date of grant.

                                   PROPOSAL 2

                                   APPROVAL OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         On the recommendation of the Company's management, the Board of Directors has selected Arthur Andersen LLP to act in the capacity of independent accountants for the current fiscal year. Ratification and approval by the shareholders will be sought by the Board of Directors for the selection of Arthur Andersen LLP as independent accountants to audit the accounts and records of the

Company for the fiscal year ending September 30, 2000, and to perform other appropriate services. The affirmative vote of a majority of the outstanding shares of the Company's voting stock is required to ratify the selection of Arthur Andersen LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Arthur Andersen LLP, the Board of Directors will reconsider such selection.

         A representative of Arthur Andersen LLP is expected to be present at the meeting to respond to your questions and will have the opportunity to make a statement if he or she desires to do so.

         The Board of Directors recommends a vote FOR the ratification and approval of the selection of Arthur Andersen LLP as the Company's independent accountants for fiscal 2000.

                                   PROPOSAL 3
               APPROVAL TO CHANGE COMPANY NAME TO 4-D NEUROIMAGING

         The Company's shareholders are being asked to approved an amendment to the Company's Fourth Restated Articles of Incorporation ("Articles of Incorporation") to change the Company's name from "Biomagnetic Technologies, Inc." to "4-D Neuroimaging". If approved by the shareholders, Article I of the Company's Articles of Incorporation would be amended to provide as follows: "The name of the corporation is 4-D NEUROIMAGING."

         In the judgment of the Board of Directors, the corporate name change is desirable in view of the significant change in the character and strategic focus of the business of the Company resulting from the Company's acquisition of Neuromag Oy. The name 4-D Neuroimaging was chosen to communicate and better reflect the Company's current emphasis on spatial functional activity in the brain, which happens in three dimensions, and to track that activity over time, the fourth dimension.

         The proposed amendment to the Company's Articles of Incorporation was approved by a vote of the Board of Directors on January 11, 2000.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding shares is required for approval of the amendment to the Company's Articles of Incorporation to change the corporate name to 4-D Neuroimaging.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS CORPORATE NAME TO 4-D NEUROIMAGING.

                                   PROPOSAL 4
             APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

         The Company's shareholders are being asked to approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1997 Plan by an additional 2,000,000 shares to 8,000,000 shares.

         The 1997 Plan was adopted by the Board of Directors in December 1996 as the successor incentive program to the Company's 1987 Stock Option Plan which terminated December 31, 1996, (collectively, the "Stock Option Program."). The 1997 Plan was approved by the shareholders on March 18, 1997 at the 1997 Annual Meeting and was made effective as of January 1, 1997.

         The 1997 Plan is designed to assure that a sufficient reserve of Common Stock is available to attract and retain the services of key individuals essential to the Company's long-term growth and success, including key personnel essential to the success of subsidiaries acquired by the Company.

         The following is a summary of the principal features of the 1997 Plan. However, the summary does not purport to be a complete description of all the provisions of the 1997 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Diego, California.

         As of January 11, 2000, 5,104,400 options were outstanding under the 1997 Plan and 895,600 shares remained available for future option grant. Assuming shareholder approval of this Proposal, an additional 2,000,000 shares would be available for future grant.

EQUITY INCENTIVE PROGRAMS

         The 1997 Plan contains three separate equity programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program and (iii) a Stock Issuance Program. The principal features of these programs are described below. The 1997 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1997 Plan) to authorize option grants and direct stock issuances under the 1997 Plan. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

SHARE RESERVE

         At the 1998 Annual Meeting, the shareholders approved an amendment to increase the number of shares authorized for issuance under the 1997 Plan. Consequently, a total of 6,000,000 shares of the Company's Common Stock has been reserved for issuance over the term of the 1997 Plan. In no event may any one participant in the 1997 Plan be granted stock options and direct stock issuances for more than 500,000 shares in the aggregate per calendar year.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1997 Plan, (ii) the number and/or class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1997 Plan, (iii) the number and/or class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and
(iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option.

         Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1997 Plan. Unvested shares issued under the 1997 Plan and subsequently cancelled or repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 1997 Plan.

ELIGIBILITY

         Officers and other employees of the Company, its parent and its subsidiaries (whether now existing or subsequently established), non-employee members of the Board or the board of directors of any parent or subsidiary corporation and independent consultants and advisors in the service of the Company, its parent or its subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

         As of January 11, 2000, four executive officers, one non-employee Board member and approximately 77 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the non-employee Board member was also eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the 1997 Plan will be the closing selling price per share on that date on The Nasdaq Over The Counter Bulletin Board. On January 11, 2000 the closing selling price per share was $.59.

DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 85% of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of 10 years. The options may, at the Plan Administrator's discretion, become exercisable in a series of installments over the optionee's period of service with the Company.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights may be provided to one or more officers or directors of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) fair market value per share on the date the option is surrendered in connection with the tender offer or the highest price paid per share of Common Stock in connection with the tender offer (as prescribed by the 1997 Plan) over (b) the exercise price payable for such share.

         The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares.

CANCELLATION/REGRANT PROGRAM

         The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the lower market price of Common Stock at the time of the new grant.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after January 1, 1997, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment (the "Initial Grant Date"), a non-statutory option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. Each non-employee Board member who receives such an initial 10,000-share option grant and who is to continue to serve as a non-employee Board member will automatically be granted a non-statutory option to purchase an additional 3,500 shares of Common Stock on the date of each Annual Shareholders Meeting. An individual who becomes a non-employee Board member after previously serving in the Company's employ will receive his or her initial 3,500-share annual grant at the first Annual Shareholders Meeting at which such individual is elected as a non-employee Board member and will receive an additional 3,500-share automatic option grant at each subsequent Annual Shareholders Meeting at which he or she is re-elected to the Board as a non-employee director. There will be no limit on the number of such 3,500-share option grants which any one non-employee Board member may receive over his or her period of Board service.

         Each 10,000-share or 3,500-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of 10 years measured from the grant date, subject to earlier termination or repurchase upon the optionee's cessation of Board service. Each option shall be immediately exercisable for any or all of the option shares. However, each automatic option grant will vest for the option shares in 16 successive equal quarterly installments upon the optionee's continued Board service measured from the Initial Grant Date. Should the optionee cease Board service, then the optionee may, at any time during the next 12 months, exercise the option for any or all of the option shares for which the option has vested at the time of such cessation of Board service.

         Each automatic option grant will accelerate and become immediately exercisable for all of the option shares upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale or (iii) the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over
(b) the exercise price payable for such share. No additional Board or Plan Administrator approval shall be required upon the exercise of such surrender right.

STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1997 Plan.

GENERAL PROVISIONS

         ACCELERATION. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration or vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

         The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         FINANCIAL ASSISTANCE. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

         SPECIAL TAX ELECTION. The Plan Administrator may provide one or more holders of non-statutory options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

         AMENDMENT AND TERMINATION. The Board may amend or modify the 1997 Plan in any or all respects whatsoever, subject to any shareholder approval required under applicable laws or regulations. The 1997 Plan shall terminate upon the EARLIEST of (i) December 31, 2006, (ii) the date on which all shares available for issuance under the 1997 Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. The 1997 Plan defines a Corporate Transaction as either of the following shareholder approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substanially all of the Company's assets in a complete liquidation or dissolution of the Company. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

NEW PLAN BENEFITS AND ADDITIONAL INFORMATION

         As of January 11, 2000, no options have been granted, and no direct stock issuances have been made, on the basis of the 2,000,000 share increase that forms part of this Proposal 4.

         On the date of the 2000 Annual Meeting, each individual who is first elected to serve as a non-employee Board Member at the Annual Meeting will receive an option grant under the Automatic Option Grant Program to purchase 10,000 shares of the Company's Common Stock and each individual who will continue to serve as a non-employee Board Member will receive an option grant under the Automatic Option Grant Program to purchase 3,500 shares of the Company's Common Stock at an exercise price per share equal to the fair market value per share of the Company's Common Stock on the grant date, unless such non-employee Board Member has waived his or her right to receive such a grant. See "Director Compensation" under Proposal 1 for additional information.

FEDERAL INCOME TAX CONSEQUENCES

         OPTION GRANTS. Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

         DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those option grants would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1997 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE TO 8,000,000 SHARES OF COMMON STOCK.

                            PRINCIPAL SHAREHOLDERS

The following are the only persons known by the Company to own beneficially, as of January 11, 2000, five percent (5%) or more of the outstanding shares of its Common Stock.

                                                                        SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                                        -------------------------
OF BENEFICIAL OWNER (1)                                              NUMBER (1)           PERCENT (2)
-----------------------                                              ----------           -----------
Enrique Maso.........................................................25,000,000             30.0%
     Europa Residence
     Place des Moulins
     98 000 Montecarlo
     Monaco

Dassesta International S.A...........................................18,717,602             22.6%
     AM Schanzengraben 23
     CH-8002 Zurich, Switzerland

Caja De Ahora Y Pensiones De Barcelona...............................10,000,000             12.0%
     Avenida Diagonal, 621-629
     08028 Barcelona, Spain

Experta BiL...........................................................5,000,000              6.0%
     Beethovenstrasse 48
     P.O. Box 970
     CH-8039 Zurich, Switzerland

---------------------------

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

(2)      Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of January 11, 2000 by each director and nominee to the Board of Directors and by the Company's current Chief Executive Officer and each of the other three executive officers whose compensation exceeded $100,000 during fiscal year 1999 (the "Named Executive Officers") and by all directors and executive officers of the Company as a group. No other executive officer's compensation exceeded $100,000 during fiscal year 1999. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                              SHARES BENEFICIALLY OWNED
NAME OF                                                                       -------------------------
BENEFICIAL OWNER (1)                                                          NUMBER (1)     PERCENT (2)
--------------------                                                         -----------     ----------
D. Scott Buchanan (3).................................................           997,644          1.2%
Martin P. Egli (4)....................................................        21,717,602         26.0%
Galleon Graetz (7)....................................................           142,346          *
Eugene C. Hirschkoff (5)..............................................           423,170          *
Enrique Maso..........................................................        25,000,000         30.0%
Kenneth C. Squires (6)................................................           398,782          *
Aron P. Stern (7).....................................................            87,486          *
Antti Ahonen..........................................................                 0          0
Martin Velasco .......................................................                 0          0
All directors and executive officers as a group (8)...................        48,767,030         57.1%

---------------------------

*        Less than 1%.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. Share ownership in each case includes shares issuable on exercise of certain outstanding options as described in the footnotes below.

(2)      Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).

(3) Shares beneficially owned include options to purchase 964,852 shares of Common Stock held by Dr. Buchanan which are now exercisable or exercisable within 60 days of January 11, 2000.

(4) Consists of 18,717,602 shares owned by Dassesta and 3,000,000 shares owned by Swisspartners. Mr. Egli is a managing director of Swisspartners S.P. Investment Network LTD., which owns 100% of the capital stock of Dassesta.

(5) Shares beneficially owned include options to purchase 385,828 shares of Common Stock held by Dr. Hirschkoff which are now exercisable or exercisable within 60 days of January 11, 2000.

(6) Shares beneficially owned include options to purchase 371,228 shares of Common Stock held by Dr. Squires which are now exercisable or exercisable within 60 days of January 11, 2000.

(7) Shares beneficially owned consists entirely of options to purchase shares of Common Stock held by these officers and directors which are now exercisable or exercisable within sixty days of January 11, 2000.

(8) Shares beneficially owned include all shares held by entities affiliated with certain directors as described in the footnotes above and include options to purchase 1,951,740 shares of Common Stock held by all directors and executive officers as a group which are now exercisable or exercisable within 60 days of January 11, 2000.

                                   MANAGEMENT

NAME                             AGE    POSITION
----                             ---    --------
D. Scott Buchanan............    41     President and Chief Executive Officer
Aron P. Stern................    46     Vice President Finance, Chief Financial
                                        Officer and Corporate Secretary
Kenneth C. Squires...........    55     Vice President, Marketing
Eugene C. Hirschkoff.........    57     Vice President, Engineering


BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         DR. BUCHANAN joined the Company in 1986, served as Vice President, Product Operations from February 1992 through December 1996 and has served as President since December 1996 and Chief Executive Officer since March 1997. Dr. Buchanan has been involved with product and applications development since joining the Company as a staff physicist. Dr. Buchanan received a B.S. in Physics from Lehigh University in Pennsylvania and an M.S. and Ph.D. in Physics from the University of Illinois.

         MR. STERN joined the Company in January 1999. Since 1989 Mr. Stern has been employed at biomedical companies: from 1989 to 1992 as Director, Finance and Administration at Isis Pharmaceuticals, Inc., and from 1992 to 1998 as Vice President Finance & Administration and Chief Financial Officer at Protein Polymer Technologies, Inc. Previous to these positions, Mr. Stern held accounting and financial positions at a variety of high technology companies including Apple Computer, Inc. Mr. Stern received a MBA from University of California, Berkeley.

         DR. SQUIRES joined the Company in September 1988. Since that time he has held various positions as Director of Clinical Applications and Director of Neuroscience Applications--Marketing and was appointed Vice President of Marketing in December, 1996. Dr. Squires received his B.S. and M.S. degrees in Aeronautical Engineering at the University of Minnesota and his Ph.D. in Experimental Psychology from the University of California, San Diego.

         DR. HIRSCHKOFF joined the Company in 1971, and has served in many capacities in engineering, technology development and manufacturing. From 1990 through 1996, he served as Director of Clinical Applications, managing the Company's research and development programs with its collaboration partners at the Scripps Clinic and Research Foundation and the University of California at San Francisco among others. Dr. Hirschkoff is responsible for the Company's FDA compliance programs. In December, 1997 he was appointed Vice President, Engineering. Dr. Hirschkoff received his B.A. in Physics and Mathematics at Reed College in Oregon; M.A. in Physics at Harvard University; Ph.D. in Physics from the University of California, San Diego; MBA from the State University of California, San Diego and his J.D. from the University of San Diego.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning the compensation earned by the Named Executive Officers (determined as of the end of the last fiscal year) for services rendered in all capacities to the Company for the fiscal years ended September 30, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
                                                              ANNUAL COMPENSATION                 COMPENSATION
                                                  ------------------------------------------    -------------------

                                                                                                     AWARDS
                 NAME AND                                                       OTHER ANNUAL      ---------------        ALL OTHER
            PRINCIPAL POSITION           YEAR     SALARY ($)     BONUS ($)     COMPENSATION      OPTIONS/SARS(#)      COMPENSATION
            ------------------           ----     ----------     ---------     ------------      ---------------      ------------
      D. Scott Buchanan (1).........     1999     $ 175,000      $     -0-         $-0-              400,000            $   2,422
           President, Chief              1998     $ 175,000      $     -0-         $-0-              850,000            $     -0-
           Executive Officer             1997     $ 163,273      $     -0-         $-0-              150,000            $     -0-


      Aron P. Stern (2).............     1999     $  98,077      $     -0-         $-0-              400,000            $     490
           Vice President of
           Finance,
           Chief Financial Officer
           and Corporate Secretary


      Eugene C. Hirschkoff (3)......     1999     $ 130,000      $  4,000          $-0-              200,000            $  1,576
           Vice President                1998     $ 123,907      $  5,000          $-0-              400,000            $  1,500
           Engineering                   1997     $ 115,991      $ 25,000          $-0-               80,000            $  1,500


      Kenneth C. Squires (4)........     1999     $ 122,000      $  9,000          $-0-              200,000            $  1,703
           Vice President                1998     $ 120,949      $ 20,086          $-0-              400,000            $     -0-
           Marketing                     1997     $  99,730      $  7,200          $-0-               80,000            $     -0-


     (1) "All Other Compensation" for Dr. Buchanan represents premiums paid by the Company on Dr. Buchanan's behalf for life and long-term disability insurance.

     (2) "Salary" for Mr. Stern represents the portion of an annual base salary of $135,000 that Mr. Stern earned through September 30, 1999 after joining the Company on January 4, 1999. "All Other Compensation" represents a premium paid by the Company on Mr. Stern's behalf for long-term disability insurance.

     (3) "Bonus" for Dr. Hirschkoff represents a payment earned under an incentive bonus program. In 1999 "All Other Compensation" represents premiums paid by the Company on Dr. Hirschkoff's behalf for life and long-term disability insurance. In 1998 and 1997 "All Other Compensation" represents educational reimbursements.

     (4) "Bonus" for Dr. Squires represents a payment earned under an incentive bonus program. In 1999 "All Other Compensation" represents premiums paid by the Company on Dr. Squires' behalf for life and long-term disability insurance.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under the Company's 1997 Stock Incentive Plan to the Named Executive Officers in fiscal 1999:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------
                                                                                                          POTENTIAL REALIZABLE
                                                                                                            VALUE AT ASSUMED
                                                         % OF TOTAL                                        ANNUAL RATES OF STOCK
                                                        OPTIONS/SARS                                      PRICE APPRECIATION FOR
                                      OPTIONS/SARS       GRANTED TO       EXERCISE OR                         OPTION TERM (1)
                                         GRANTED        EMPLOYEES IN       BASE PRICE      EXPIRATION         ---------------
NAME                                    (#) (2)          FISCAL YEAR       ($/SH) (3)       DATE (4)        5% ($)        10% ($)
----                                    -------          -----------       ----------       --------        ------        -------
D. Scott Buchanan...........            400,000             18%          $        .22       8/02/09      $ 143,343     $ 228,249

Aron P. Stern...............            200,000              9%          $        .16       1/04/09      $  71,671     $ 114,125
                                        200,000              9%          $        .22       8/02/09         71,671       114,125
Eugene C. Hirschkoff........            200,000              9%          $        .22       8/02/09      $  71,671     $ 114,125

Kenneth C. Squires..........            200,000              9%          $        .22       8/02/09      $  71,671     $ 114,125

=================================== ================= ================== =============== =============== ============= ============

 (1) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5 percent and 10 percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Options granted in fiscal 1999 were issued with vesting on an annual basis over a four-year period commencing on the date of grant. The grant dates for the options listed in the above table are as follows:


                                                                             Options/SARs
                                     Name                                     Granted (#)          Grant Date
        --------------------------------------------------------------      -----------------    --------------
        D. Scott Buchanan..........................................               400,000           08/02/99

        Aron P. Stern..............................................               200,000           01/04/99
        Aron P. Stern..............................................               200,000           08/02/99

        Eugene C. Hirschkoff.......................................               200,000           08/02/99

        Kenneth C. Squires.........................................               200,000           08/02/99

(3) The exercise price per share on the date of grant represents 100% of the fair market value of the underlying shares at that date.

(4) The options have a term of 10 years, subject to earlier termination based on certain events related to termination of employment

OPTION EXERCISES AND HOLDINGS

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No options were acquired on exercise of options by the Named Executive Officers during the fiscal year ended September 30, 1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                                           VALUE OF
                                   SHARES                                NUMBER OF                        UNEXERCISED
                                 ACQUIRED ON        VALUE            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS/SARS
NAME                            EXERCISE (#)     REALIZED ($)            AT FY-END                      AT FY-END ($) (1)
------------------------------  ------------     ------------   ------------------------------   -------------------------------
                                                                 EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                                                                -------------  ---------------   -------------   ---------------
D. Scott Buchanan                   -0-           $    -0-         818,500         855,209           $ -0-           $ -0-
Aron P. Stern                       -0-           $    -0-          37,499         362,501           $ -0-           $ -0-
Eugene C. Hirschkoff                -0-           $    -0-         314,999         425,001           $ -0-           $ -0-
Kenneth C. Squires                  -0-           $    -0-         300,399         425,001           $ -0-           $ -0-
------------------------------

(1) Calculated on the basis of the fair market value of the underlying securities at September 30, 1999 ($.15) minus the exercise price.

EMPLOYEE CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

No formal employment contract exists with any of the current executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 1999, Martin P. Egli and Enrique Maso served as members of the Company's Compensation Committee. Neither of these individuals was an officer or employee of the Company at any time during the 1999 fiscal year or at any other time.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY. The Compensation Committee of the Board of Directors (the "Committee") is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Company's Chief Executive Officer and each of the other executive officers of the Company.

The Committee has adopted the following objectives as guidelines for its compensation decisions:

     - Provide a competitive total compensation package that enables the Company to attract and retain key executives.

     - Integrate all compensation programs with the Company's short-term and long-term business objectives and strategic goals.

     - Ensure that compensation is meaningfully related to the value created for shareholders.

         EXECUTIVE OFFICER COMPENSATION PROGRAM COMPONENTS. The Committee reviews the Company's compensation program to ensure that salary levels and incentive opportunities are competitive and reflect the performance of the Company. The Company's compensation program for executive officers consists of base salary, annual cash incentive compensation and long-term compensation in the form of stock options. In addition, certain executive officers have been provided supplemental life and/or long-term disability insurance.

         BASE SALARY. Base salary levels for the Company's executive officers are determined, in part, through comparisons with companies in the medical device industry and other companies with which the Company competes for personnel. In addition, the Committee also evaluates individual experience and performance and specific issues particular to the Company, such as success in raising capital, creation of shareholder value and achievement of specific Company milestones. The Committee reviews each executive's salary once a year and may increase each executive's salary at that time based on: (i) the individual's increased contribution to the Company over the prior 12 months;
(ii) the individual's increased responsibilities over the prior 12 months; and
(iii) any increase in median competitive pay levels. Individual contributions are measured with respect to specific individual accomplishments established for each executive.

         ANNUAL INCENTIVE COMPENSATION. The Company's officers are eligible to receive annual cash incentive compensation at the time their base salaries are reviewed based on achieving defined specific goals and objectives during the 12 months prior to review. This compensation is intended to provide a direct financial incentive in the form of an annual cash bonus to executives who achieve the Company's defined specific goals. Individual contributions are also considered in determining cash bonuses. Equal weight is given to achievement of individual accomplishments and strategic corporate goals. Bonus awards are set at a level competitive within the local medical device manufacturing and high technology industry as well as among a broader group of medical device manufacturing and high technology companies of comparable size and complexity. Such companies are not necessarily included in the indices used to compare shareholder returns in the Stock Performance Graph. Other than bonuses awarded to Doctors Hirschkoff and Squires under an incentive bonus program, no other cash bonuses were awarded to the Company's executive officers in the fiscal year ended September 30, 1999.

         LONG-TERM INCENTIVE COMPENSATION. The 1997 Stock Incentive Plan is the Company's long-term incentive plan for executive officers and, to a lesser degree, all other employees. The Committee strongly believes that by providing those persons who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interests of shareholders and executives will be more closely aligned.

         Generally, stock options are granted every year with exercise prices equal to the prevailing market value of the Company's Common Stock on the date of grant, have 10-year terms and have vesting periods of four years. Awards are made at a level calculated to be competitive within both the local biotechnology industry and a broader group of biotechnology and medical device manufacturing companies of comparable size and complexity.

         D. Scott Buchanan became President and Chief Operating Officer of the Company on December 20, 1996. Effective January 2, 1997 his base salary was increased from $125,000 to $175,000 in consideration for the increased responsibilities then assumed by Dr. Buchanan. In March 1997, Dr. Buchanan was also appointed Chief Executive Officer of the Company.

         It is the Committee's objective to have any increasing percentage of Dr. Buchanan's total compensation each year tied to the attainment of performance targets and stock price appreciation of his option shares.

SUMMARY

         After its review of all existing programs, the Committee continues to believe that the Company's compensation program for its executive officers is competitive with the compensation programs provided by other companies with which the Company competes. The Committee intends that any amounts to be paid under the annual incentive plan will be appropriately related to corporate and individual performance, yielding awards that are directly linked to the achievement of Company goals and annual financial and operational results.

         We conclude our report with the acknowledgement that no member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                             COMPENSATION COMMITTEE


                             /s/ Martin P. Egli
                             /s/ Enrique Maso
                             January 17, 2000

                                PERFORMANCE GRAPH

         The following graph compares total shareholder returns over the last five fiscal years to the weighted average return of stocks of companies included in the Nasdaq Composite Index and a peer group index consisting of the Medical Instrument and Supplier Manufacturers Index. The total return for each of the Company's Common Stock, the Nasdaq Composite Index and the Medical Instrument and Supplier Manufacturers Index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock. The Nasdaq Composite Index tracks the aggregate price performance of equity securities of companies traded on the Nasdaq. The Company's Common Stock is traded on the Nasdaq over the counter bulletin board. The Medical Instrument and Supplier Manufacturers Index consists of companies with a Standard Industrial Classification Code identifying them as a manufacturer of medical instruments or supplies. The shareholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future shareholder returns.


                      COMPARISON OF CUMULATIVE TOTAL RETURN OF
                      COMPANY, PEER GROUP AND BROAD MARKET


                                                     FISCAL YEAR ENDING
                                  ----------------------------------------------------
COMPANYI/NDEX/MARKET               1994     1995     1996     1997     1998     1999
--------------------              ------   ------   ------   ------   ------   ------
Biomagnetic Technologies Inc.     100.00   125.03    50.00    27.99    16.65     9.99
SIC Code Index                    100.00   158.95   184.27   220.33   233.47   270.10
NASDAQ Market Index               100.00   121.41   141.75   192.67   200.23   323.92


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Mr. Martin P. Egli, a director of the Company, is a managing director of Swisspartners. Dassesta is a wholly owned subsidiary of Swisspartners and a principal shareholder of the Company. See "Security Ownership of Management" and "Principal Shareholders."

          On December 21, 1999, the Company obtained a loan from AIG Private Bank Ltd. (the "Lender") totaling $11 million, the proceeds of which were used for the purchase of the shares of Neuromag Oy and related operational requirements. The loan matures June 30, 2000 and it has a variable annual interest rate of 3.5% above LIBOR. Mr. Egli serves on the Board of Directors of AIG Private Bank Ltd. The shares of Neuromag Oy have been pledged and assigned to the Lender as security for the loan. The loan has been guarantied by Scaloway Co. Ltd. Martin Velasco, a nominee for the Board of Directors of the Company, is the beneficial owner of Scaloway Co. Ltd.

         In 1999, the Company entered into a consulting arrangement with Dr. Graetz for his service in coordinating and evaluting various magnetic source imaging ("MSI") efforts on the Company's behalf. Based on this arrangement, on April 30, 1999, the Company granted Dr. Graetz an option for 496,500 shares of the Company's Common Stock at a per share exercise price of $0.22, which was the fair market value on the date of grant. The shares vest ratably over four years. Moreover, in August 1999, the consulting arrangement was memorialized in a written agreement under which the Company agreed to compensate Dr. Graetz $10,000 per month plus expenses for an initial period expected to last through January 31, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the Nasdaq. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the fiscal year ending September 30, 1999, or written representations that no Form 5's were required, the Company believes that, during the fiscal year ending September 30, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met in a timely manner except as set forth below.

         During fiscal year 1998, Dassesta filed a Form 4 relating to its acquisition of 10,000,000 shares of the Company's Common Stock on August 5, 1998. Dassesta's Form 4 appropriately disclosed Dassesta's total direct ownership of 18,717,602 shares of the Company's Common Stock and Martin P. Egli's ownership of 1/3 of the capital stock of Swisspartners, which in turn owns 100% of the capital stock of Dassesta. Dassesta's Form 4 did not include Swisspartners or Martin P. Egli as joint filers nor did it report joint filer information regarding Swisspartners' direct ownership of 3,000,000 shares of the Company's Common Stock or Martin P. Egli's consequential indirect beneficial ownership of 21,717,602 such shares. No corrective amendment has been filed to date. See "Security Ownership of Management."

                 SHAREHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2001 Annual Meeting must be received no later September 29, 2000, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than December 15, 2000. Shareholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals.

                              ANNUAL REPORT

         A copy of the Annual Report of the Company for the 1999 fiscal year has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                               FORM 10-K

         The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on December 23, 1999. The Company will mail without charge, upon written request, a copy of the Form 10-K, including the financial statements, schedules and list of exhibits. Requests should be sent to Biomagnetic Technologies, Inc., 9727 Pacific Heights Boulevard, San Diego, California 92121.

                             OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card. A proxy may confer discretionary authority to vote on any matter if the Company does not have notice of a shareholder proposal at least 45 days before the date on which the Company first mails its proxy materials for the prior year's Annual Meeting of the Shareholders.

                                    By Order of the Board of Directors

                                    /s/    Aron P. Stern
                                       -------------------------------
Dated: January 28, 2000             Aron P. Stern,  Corporate Secretary

                         BIOMAGNETIC TECHNOLOGIES, INC.
                            1997 STOCK INCENTIVE PLAN


                                   ARTICLE ONE
                               GENERAL PROVISIONS


I.       PURPOSE OF THE PLAN

         This 1997 Stock Incentive Plan is intended to promote the interests of Biomagnetic Technologies, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. This Plan shall serve as the successor equity incentive program to the Corporation's 1987 Stock Option Plan.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A.       The Plan shall be divided into three separate equity programs:

                           (i) the Discretionary Option Grant Program under
which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           (ii) the Stock Issuance Program under which eligible
persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                           (iii) the Automatic Option Grant Program under which
eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

         B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.


III.     ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. However, any discretionary option grants or stock issuances for members of the Primary Committee shall be made by a disinterested majority of the Board.

         B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee shall be made by a disinterested majority of the Board. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.      ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                           (i) Employees,

                           (ii) non-employee members of the Board or the board
of directors of any Parent or Subsidiary, and

                           (iii) consultants and other independent advisors who
provide services to the Corporation (or any Parent or Subsidiary).

         B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

         C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

         D. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 6,000,000 shares.

         B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

         C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original exercise or issue price paid per share pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance under the Plan.

         D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

I.       OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A.       EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                           (i) cash or check made payable to the Corporation,

                           (ii) shares of Common Stock held for the requisite
period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (iii) to the extent the option is exercised for
vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C.       EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                           (i) Any option outstanding at the time of the
Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                           (ii) Any option exercisable in whole or in part by
the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                           (iii) Should the Optionee's Service be terminated for
Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                           (iv) During the applicable post-Service exercise
period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                           (i) extend the period of time for which the option is
to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                           (ii) permit the option to be exercised, during the
applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         D. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

         A. ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction, except as otherwise provided in the option agreement, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

         B. Except as otherwise provided in the stock option or purchase agreement, all outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is created.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

         E. The Plan Administrator shall have full power and authority to grant one or more options under the Discretionary Option Grant Program that will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of (i) any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate or (ii) any Change in Control. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

         F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         G. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.       STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

         B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                           (i) One or more Optionees may be granted the right,
exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                           (ii) No such option surrender shall be effective
unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                           (iii) If the surrender of an option is not approved
by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or
(b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                           (i) One or more Section 16 Insiders may be granted
limited stock appreciation rights with respect to their outstanding options.

                           (ii) Upon the occurrence of a Hostile Take-Over, each
individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                           (iii) The Plan Administrator shall pre-approve, at
the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                           (iv) The balance of the option (if any) shall remain
outstanding and exercisable in accordance with the documents evidencing such option.

                                  ARTICLE THREE
                             STOCK ISSUANCE PROGRAM

I.       STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

         A.       PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                  2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                           (i) cash or check made payable to the Corporation, or

                           (ii) past services rendered to the Corporation (or
any Parent or Subsidiary).

         B. VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                           (i) the Service period to be completed by the
Participant or the performance objectives to be attained,

                           (ii) the number of installments in which the shares
are to vest,

                           (iii) the interval or intervals (if any) which are to
lapse between installments, and

                           (iv) the effect which death, Permanent Disability or
other event designated by the Plan Administrator is to have upon the vesting schedule shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights with respect to such shares remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary

Termination within a designated period (not to exceed eighteen (18) months) following the effective date of (i) any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof) or (ii) any Change in Control.

III.     SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM

I.       OPTION TERMS

         A. GRANT DATES. Option grants shall be made on the dates specified below:

                  1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                  2. On the date of each Annual Shareholders Meeting held after the Effective Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 3,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 3,500-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

         B. EXERCISE PRICE.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

         D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial or annual option grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of sixteen (16) successive equal quarterly installments over the Optionee's period of continued Board service, with the first such installment to vest upon the Optionee's completion of three (3) months of Board service measured from the option grant date.

         E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           (i) The Optionee (or, in the event of Optionee's
death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
(12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve (12)-month exercise period,
the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the Optionee cease to serve as a Board
member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                           (iv) In no event shall the option remain exercisable
after the expiration of the option term. Upon the expiration of the twelve
(12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporation Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

         D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Shareholder approval of the Plan shall constitute pre-approval of the grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of such right in accordance with the terms and provisions of this Section II.D of Article Four. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

         E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

         F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.     REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

I.       FINANCING

         The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.      TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.     EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective immediately upon the Effective Date. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

         B. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

         C. The Plan shall terminate upon the EARLIEST of (i) December 31, 2006,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.      AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionee's and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes. VI.

VI.      REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                           (i) the acquisition, directly or indirectly by any
person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders, or

                           (ii) a change in the composition of the Board over a
period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                           (i) a merger or consolidation in which securities
possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all
or substantially all of the Corporation's assets in a complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean Biomagnetic Technologies, Inc., a California corporation, and its successors.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. EFFECTIVE DATE shall mean January 1, 1997, the date on which the Plan was adopted by the Board.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the
Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any
Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

         O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                           (i) such individual's involuntary dismissal or
discharge by the Corporation for reasons other than Misconduct, or

                           (ii) such individual's voluntary resignation
following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or(C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         X. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

         Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the

Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AA. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         BB. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         CC. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         DD. STOCK EXCHANGE shall mean either the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

         EE. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         FF. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         HH. TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offer or in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         II. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         JJ. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

PROXY                                                                      PROXY

                         BIOMAGNETIC TECHNOLOGIES, INC.
                         Annual Meeting of Shareholders
                                  March 3, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Scott Buchanan and Aron P. Stern, or either of them, as proxies, with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Biomagnetic Technologies, Inc., to be held on Friday, March 3, 2000, or at any postponements or adjournments thereof, as designated on the reverse side, and to vote in his discretion on such other business as may properly come before the Meeting and any adjournments thereof.


Check here for [  ]                NEW ADDRESS:______________
address
change                             __________________________

                                   __________________________

                                   __________________________

                                   (Continued and to be signed and dated on reverse side)

[ X ]    PLEASE MARK YOUR VOTES
         AS IN THIS EXAMPLE.

            THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.



                          FOR   WITHHELD   D. Scott Buchanan, Martin P. Egli,
1. Election of Directors  [  ]   [  ]      Enrique Maso, Galleon Graetz,
                                           Antti Ahonen and Martin Velasco

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX "FOR" AND WRITE THE NOMINEE'S NAME FOR WHICH YOU ARE WITHHOLDING AUTHORITY TO VOTE IN FAVOR OF ON THE LINE BELOW.

--------------------------------------------------------------------------------


2. Ratification and approval of the
   selection of Arthur Andersen LLP
   as independent accountants for
   the fiscal year ending September
   30, 2000.                              [  ] FOR   [  ] AGAINST   [  ] ABSTAIN

3. Approval of an amendment to the
   Company's Articles of Incorporation
   to change the Company's name from
   Biomagnetic Technologies, Inc. to
   4-D Neuroimaging.                      [  ] FOR   [  ] AGAINST   [  ] ABSTAIN

4. Approval of an amendment to the
   Company's 1997 Stock Incentive Plan
   to increase the maximum number of
   shares authorized for issuance
   over the term of the 1997 Plan
   by an additional 2,000,000 to
   8,000,000.                             [  ] FOR   [  ] AGAINST   [  ] ABSTAIN

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [   ]

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND WILL BE VOTED BY THE PROXYHOLDER AT HIS OR HER DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

No postage is required if returned in the enclosed envelope and mailed in the United States.

Stockholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.

SIGNATURE_____________________________________________________________________

SIGNATURE (IF HELD JOINTLY)___________________________________________________

DATE__________________________________________________________________________

Note: Please sign exactly as name appears above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.